UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09821

Allied Asset Advisors Funds
(Exact name of Registrant as specified in charter)

721 Enterprise Drive, Suite 100
Oak Brook, IL 60523
(Address of principal executive offices) (Zip code)

Bassam Osman
Allied Asset Advisors Funds
721 Enterprise Drive, Suite 100
Oak Brook, IL 60523
(Name and address of agent for service)

(877)-417-6161
Registrant's telephone number, including area code

Date of fiscal year end:  May 31, 2015

Date of reporting period: May 31, 2015

Item 1. Reports to Stockholders.

Annual Report

May 31, 2015

Iman Fund

IMAN FUND

July 17, 2015

Dear Shareholder,

Assalamu Alaykum (Greetings of Peace),

We are pleased to report that Iman Fund (the Fund) has done well in the year ending on May 31, 2015.  The Fund returned 10.22% in that period while the Dow Jones Islamic Market World Index rose 6.89% and the Dow Jones Islamic Market USA Index went up 11.75%.  The Fund outperformed the blended return of these two indexes, which was up 9.32%.  The return of the Wilshire 5000 Total Market Index was 9.39% in the same period.  For the ten years ending on May 31, 2015, the Fund returned 7.03% annually while the annualized blended return of the Dow Jones Islamic Market World Index and the Dow Jones Islamic Market USA Index was 6.90%.  For the five years ending on May 31, 2015, the Fund returned 13.90% annually while the annualized blended return of the Dow Jones Islamic Market World Index and the Dow Jones Islamic Market USA Index was 13.52%*.

For the twelve months ending on May 31, 2015 the U.S. stocks did well.  Major indexes closed at or near their all-time high.  Credit can be attributed to the relative strength of the U.S. economy and currency, as well as the relative attractiveness of stocks if one considers alternatives such as bonds.  Growth stocks outperformed value stocks.  For the year ending on May 31, 2015 the health care sector shined, driven primarily by strong product innovation.  Consumer discretionary stocks gained amid rising personal spending.  However, energy stocks lost ground, with a sharp decline in crude prices attributed to a weaker global demand, and an increased U.S. supply.

Information technology (e.g. technology hardware and equipment companies, especially Apple) and health care (especially biotechnology) did well, which helped the Fund’s performance.  On the flip side, small-cap stocks lagged, as they were held back by growth and valuation worries.  International stocks also underperformed.  The Fund’s holdings in these areas, along with the Fund’s position in energy, detracted from the Fund’s performance.

For the coming year, the Fund’s management is well aware of the specter of raising interest rates and the argument of stretched stock valuations.  The Federal Reserve provided some guidance in June, indicating that its first interest rate hike (since initiating a near zero-interest-rate policy roughly seven years ago) would be data dependent.  U.S. economic data has been less than outstanding lately.  Job growth, housing starts, and unemployment rates continue to make modest progress, but workforce participation rates, consumer spending, and absolute economic growth have lagged.  GDP forecasts have declined.

Overseas, the anemic economic growth, deflationary concerns, and currency weakness in the Euro zone along with recessionary pressure in parts of Asia (like Japan), slower growth in China and the Greece and Puerto Rico debt crises are all potential issues hanging over the market.  Some argue that the market has discounted these factors, and any improvement in them might bolster the market.

We believe that despite the long-running bull market, valuations are only slightly above average when compared with the last thirty years.  Even with a modest uptick in the Fed rate, interest rates will still be far below average for the last thirty years, which we believe justifies higher stock valuations.  This, if coupled with better corporate earnings, is likely to produce reasonable stock returns in the coming year.  Furthermore, oil stocks did not stage the snap-back rally that some industry pundits were calling for, opening the door for a potential improvement in energy stocks in the coming year.

* The expense ratio of the Fund, as disclosed in the Fund’s Prospectus dated September 30, 2014, is 1.48%.

The Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Call 877-417-6161 or visit us at www.imanfund.com for the most recent month-end performance data. Current performance may be lower or higher than the performance data quoted.

IMAN FUND

No one can persistently predict the short-term movement of the stock market.  However, long-term stock investing over many years has historically rewarded investors.

We highly appreciate the trust you have placed in us by investing in the Iman Fund.  We promise that we will work diligently and intelligently to continue to be worthy of your trust.

Very Truly Yours,

Bassam Osman, President

The above discussion and analysis of the Fund reflect the opinions of the Adviser as of July 2015, are subject to change and any forecasts made cannot be guaranteed and should not be considered investment advice.

Mutual Fund investing involves risk; principal loss is possible.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Historically, the Adviser believes that the Islamic restrictions placed on the Fund have not adversely affected the Fund; however, it is possible that these restrictions may result in the Fund not performing as well as mutual funds not subject to such restrictions.  Investments in smaller companies involve additional risk, such as limited liquidity and greater volatility.

The Dow Jones Islamic Market USA Index is a diversified compilation of U.S. equity securities considered by Dow Jones to be in compliance with Islamic principles.  The Dow Jones Islamic Market World Index measures the global universe of investable equities considered by Dow Jones to be in compliance with Islamic principles.  The Wilshire 5000 Total Market Index is a market capitalization-weighted index composed of more than 6,700 publicly-traded companies that are headquartered in the United States, are actively traded on an American stock exchange and have pricing information that is widely available to the public.  You cannot invest directly in an index.

Diversification does not assure a profit or protect against loss in a declining market.

Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis.  It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of Fund holdings, please refer to the Schedule of Investments included in this report.

IMAN FUND
EXPENSE EXAMPLE
May 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/2014 - 5/31/2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please note that Iman Fund does not have any sales charge (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/14	5/31/15	12/1/14 - 5/31/15*
Actual	$1,000.00	$1,041.90	$7.23
Hypothetical (5% return before expenses)	1,000.00	1,017.85	7.14

*	Expenses are equal to the Fund’s annualized expense ratio of 1.42% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

IMAN FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
May 31, 2015 (Unaudited)

IMAN FUND

Total Rate of Return
For the Period May 31, 2005 to May 31, 2015
(Unaudited)

This chart assumes an initial investment of $10,000 made on May 31, 2005 and held through May 31, 2015.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the recent month end may be obtained by visiting www.investaaa.com.

Indices mentioned are unmanaged and used to measure U.S. markets.  You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

	Six	One	Five	Ten
Average Annual Total Return as of May 31, 2015	Months	Year	Years	Years
Iman Fund	4.19%	10.22%	13.90%	7.03%
Dow Jones Islamic Market USA Index*	3.24%	11.75%	14.38%	7.73%
Blended Dow Jones Islamic Market USA Index*/
Dow Jones Islamic Market World Index**	3.44%	9.32%	13.52%	6.90%
Russell 3000 Growth Index***	5.15%	14.95%	17.64%	9.33%
*
The Dow Jones Islamic Market USA Index is a diversified compilation of U.S. equity securities considered by Dow Jones to be in compliance with Islamic principles.  The index is constructed from stocks in the Dow Jones Indexes (DJGI) family.  Dow Jones believes that these stocks are accessible to investors and are well traded.  The DJGI methodology removes issues that are not suitable for global investing.  Prior to July 31, 2013, the performance of the Dow Jones Islamic Market USA Index does not include the reinvestment of dividends.

**
The Dow Jones Islamic Market World Index is a compilation of 56 country-level benchmark indexes considered by Dow Jones to be in compliance with Islamic principles.  The index provides a definitive standard for measuring stock market performance for Islamic investors on a global basis, in accordance with Dow Jones Indexes’s established index methodology.  Prior to April 30, 2008, the performance of the Dow Jones Islamic Market World Index does not include the reinvestment of dividends.

***
The Russell 3000 Growth Index takes the largest 3,000 U.S. companies based on market capitalization and measures the performance of those with higher price-to-book ratios and higher forecasted growth values.

IMAN FUND
SCHEDULE OF INVESTMENTS
May 31, 2015
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS - 99.3%

	AEROSPACE PRODUCT & PARTS
	MANUFACTURING - 1.8%
6,400	Honeywell International, Inc.	$666,880
7,800	TE Connectivity Ltd. (b)	538,200
		1,205,080
	AGRICULTURE,
	CONSTRUCTION &
	MINING MACHINERY
	MANUFACTURING - 0.5%
5,400	The Toro Co.	369,306

	AIR FREIGHT &
	LOGISTICS - 0.2%
1,500	United Parcel Service,
	Inc. (UPS) - Class B	148,830

	AUTOMOBILES - 0.4%
13,400	Winnebago Industries, Inc.	291,182

	BUILDING MATERIAL &
	SUPPLIES DEALERS - 1.6%
12,500	Fastenal Co.	518,875
4,900	The Home Depot, Inc.	545,958
		1,064,833
	BUSINESS SUPPORT
	SERVICES - 0.7%
18,300	WNS Holdings Ltd. - ADR (a)(b)	482,937

	CLOTHING STORES - 0.4%
1,500	The Children’s Place
	Retail Stores, Inc.	98,100
5,400	The Gap, Inc.	206,982
		305,082
	COMMERCIAL & SERVICE
	INDUSTRY MACHINERY
	MANUFACTURING - 2.0%
24,800	Copart, Inc. (a)	858,080
4,400	The Middleby Corp. (a)	478,280
		1,336,360
	COMMUNICATIONS
	EQUIPMENT
	MANUFACTURING - 2.7%
30,300	Cisco Systems, Inc.	888,093
4,300	Plantronics, Inc.	237,231
10,100	QUALCOMM, Inc.	703,768
		1,829,092
	COMPUTER &
	PERIPHERAL EQUIPMENT
	MANUFACTURING - 6.1%
23,200	Apple Inc.	3,022,496
42,500	EMC Corp.	1,119,450
		4,141,946
	COMPUTER SYSTEMS
	DESIGN & RELATED
	SERVICES - 2.5%
2,900	Cerner Corp. (a)	195,141
5,000	Perficient, Inc. (a)	94,600
605	The Priceline Group, Inc. (a)	709,084
15,900	Sykes Enterprises, Inc. (a)	385,257
7,600	Virtusa Corp. (a)	345,800
		1,729,882
	CUT & SEW APPAREL
	MANUFACTURING - 1.3%
15,400	lululemon athletica Inc. (a)	920,766

	DAIRY PRODUCT
	MANUFACTURING - 0.3%
3,800	WhiteWave Foods Co. (a)	182,514

	DATA PROCESSING, HOSTING
	& RELATED SERVICES - 1.6%
3,900	Automatic Data Processing, Inc.	333,489
1,950	CoStar Group Inc. (a)	407,375
4,900	Red Hat, Inc. (a)	378,623
		1,119,487

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2015
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS - 99.3% (Continued)

	DRUGS & DRUGGISTS’
	SUNDRIES MERCHANT
	WHOLESALERS - 2.2%
5,200	AmerisourceBergen Corp.	$585,312
5,400	Cardinal Health, Inc.	476,118
5,500	The Procter & Gamble Co.	431,145
		1,492,575
	ELECTRICAL EQUIPMENT
	MANUFACTURING - 2.6%
59,000	ABB Ltd. - ADR (b)	1,288,560
8,800	AMETEK, Inc.	473,088
		1,761,648
	ELECTRONIC SHOPPING &
	MAIL-ORDER HOUSES - 2.9%
4,690	Amazon.com, Inc. (a)	2,013,089

	ELECTRONICS &
	APPLIANCE STORES - 0.5%
9,400	Best Buy Co., Inc.	326,180

	ENGINE, TURBINE & POWER
	TRANSMISSION EQUIPMENT
	MANUFACTURING - 0.7%
8,200	Brunswick Corp.	418,528
435	Cummins, Inc.	58,964
		477,492
	FREIGHT TRANSPORTATION
	ARRANGEMENT - 1.0%
5,100	Expeditors International
	of Washington, Inc.	233,784
2,600	FedEx Corp.	450,372
		684,156
	GENERAL FREIGHT
	TRUCKING - 0.4%
4,500	Old Dominion Freight Line, Inc. (a)	306,045

	GRAIN & OILSEED
	MILLING - 0.3%
4,500	Unilever PLC - ADR (b)	198,675

	HEALTH & PERSONAL
	CARE STORES - 1.2%
7,900	CVS Caremark Corp.	808,802

	INDUSTRIAL MACHINERY
	MANUFACTURING - 1.4%
47,500	Applied Materials, Inc.	956,175

	INSURANCE CARRIERS - 0.9%
9,716	Health Net Inc. (a)	604,724

	MANAGEMENT, SCIENTIFIC &
	TECHNICAL CONSULTING
	SERVICES - 1.8%
5,200	Korn/Ferry International	166,868
6,200	MAXIMUS, Inc.	405,294
9,100	Salesforce.com, Inc. (a)	662,025
		1,234,187
	MEDICAL EQUIPMENT
	& SUPPLIES
	MANUFACTURING - 0.9%
1,800	3M Co.	286,344
520	Intuitive Surgical, Inc. (a)	253,630
800	Stryker Corp.	76,904
		616,878
	METAL ORE MINING - 0.3%
4,000	Franco-Nevada Corp. (b)	205,920

	MOTOR VEHICLE
	MANUFACTURING - 0.4%
1,120	Tesla Motors, Inc. (a)	280,896

	MOTOR VEHICLE PARTS
	MANUFACTURING - 1.0%
6,100	Delphi Automotive PLC (b)	530,578
3,300	Sun Hydraulics Corp.	123,354
		653,932

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2015
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS - 99.3% (Continued)

	NAVIGATIONAL, MEASURING,
	ELECTROMEDICAL &
	CONTROL INSTRUMENTS
	MANUFACTURING - 1.1%
1,000	Danaher Corp.	$86,320
1,400	Illumina, Inc. (a)	288,512
5,800	MTS Systems Corp.	394,632
		769,464
	NEWSPAPER, PERIODICAL,
	BOOK, AND DIRECTORY
	PUBLISHERS - 2.3%
24,200	Reed Elsevier PLC - ADR (b)	1,606,638

	OFFICE ADMINISTRATIVE
	SERVICES - 0.5%
3,700	Gartner, Inc. (a)	323,676

	OFFICE FURNITURE
	(INCLUDING FIXTURES)
	MANUFACTURING - 0.6%
16,000	La-Z-Boy Inc.	424,480

	OIL & GAS EXTRACTION - 2.8%
3,700	Diamondback Energy, Inc. (a)	287,897
1,000	EOG Resources, Inc.	88,690
27,500	Imperial Oil Ltd. (b)	1,078,275
5,500	Occidental Petroleum Corp.	430,045
		1,884,907
	OTHER ELECTRICAL
	EQUIPMENT & COMPONENT
	MANUFACTURING - 0.9%
2,900	Emerson Electric Co.	174,899
3,500	Hubbell Inc. - Class B	378,105
		553,004
	OTHER FABRICATED
	METAL PRODUCT
	MANUFACTURING - 0.1%
540	Parker Hannifin Corp.	65,032

	OTHER GENERAL
	MERCHANDISE STORES - 0.7%
2,260	O’Reilly Automotive, Inc. (a)	496,138

	OTHER GENERAL
	PURPOSE MACHINERY
	MANUFACTURING - 2.7%
4,800	Graco, Inc.	348,432
6,500	IDEX Corp.	502,190
4,500	Pall Corp.	559,980
2,360	Roper Industries, Inc.	412,906
		1,823,508
	OTHER INFORMATION
	SERVICES - 5.3%
6,030	Baidu, Inc. - ADR (a)(b)	1,190,322
7,600	Facebook Inc. - Class A (a)	601,844
1,550	Google Inc. - Class A (a)	845,246
1,814	Google Inc. - Class C (a)	965,248
		3,602,660
	PESTICIDE,
	FERTILIZER & OTHER
	AGRICULTURAL CHEMICAL
	MANUFACTURING - 0.7%
4,000	Monsanto Co.	467,920

	PETROLEUM &
	COAL PRODUCTS
	MANUFACTURING - 4.7%
14,600	Chevron Corp.	1,503,800
20,500	Exxon Mobil Corp.	1,746,600
		3,250,400

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2015
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS - 99.3% (Continued)

	PHARMACEUTICAL
	& MEDICINE
	MANUFACTURING - 16.2%
8,600	Abbott Laboratories	$417,960
4,010	Actavis plc (a)(b)	1,230,308
8,100	Alkermes PLC (a)(b)	494,910
3,500	BioMarin Pharmaceutical Inc. (a)	439,495
5,400	Bristol-Myers Squibb Co.	348,840
13,700	Gilead Sciences, Inc. (a)	1,538,099
2,200	IDEXX Laboratories, Inc. (a)	298,320
560	Intercept Pharmaceuticals, Inc. (a)	142,909
7,200	Isis Pharmaceuticals, Inc. (a)	484,704
13,900	Johnson & Johnson	1,391,946
19,900	Merck & Co., Inc.	1,211,711
8,600	Novartis AG - ADR (b)	883,478
1,740	Receptos, Inc. (a)	286,908
1,460	Regeneron Pharmaceuticals, Inc. (a)	748,338
3,600	United Therapeutics Corp. (a)	661,392
4,000	Vertex Pharmaceuticals Inc. (a)	513,160
		11,092,478
	PROFESSIONAL &
	COMMERCIAL EQUIPMENT
	& SUPPLIES MERCHANT
	WHOLESALERS - 0.3%
1,700	Henry Schein, Inc. (a)	240,839

	RAIL TRANSPORTATION - 0.7%
4,900	Union Pacific Corp.	494,459

	SCIENTIFIC RESEARCH
	& DEVELOPMENT
	SERVICES - 3.9%
2,500	Alexion Pharmaceuticals, Inc. (a)	409,600
2,160	Biogen Idec Inc. (a)	857,498
7,600	Celgene Corp. (a)	869,744
4,900	Incyte Corp. (a)	539,735
		2,676,577
	SEMICONDUCTOR & OTHER
	ELECTRONIC COMPONENT
	MANUFACTURING - 6.5%
26,200	Altera Corp.	1,279,870
18,200	Benchmark Electronics, Inc. (a)	422,968
9,700	Broadcom Corp. - Class A	551,445
3,400	Cavium, Inc. (a)	239,258
2,000	Cree, Inc. (a)	60,560
34,800	NVIDIA Corp.	770,124
9,300	Texas Instruments Inc.	520,056
13,200	Tyco International PLC (b)	532,752
2,000	Xilinx, Inc.	94,840
		4,471,873
	SEMICONDUCTOR &
	SEMICONDUCTOR
	EQUIPMENT - 1.5%
30,000	Intel Corp.	1,033,800

	SOAP, CLEANING COMPOUND
	& TOILET PREPARATION
	MANUFACTURING - 0.7%
7,100	Tupperware Brands Corp.	466,754

	SOFTWARE PUBLISHERS - 4.7%
8,100	Aspen Technology, Inc. (a)	346,680
30,800	Microsoft Corp.	1,443,288
24,600	Oracle Corp.	1,069,854
2,900	Tyler Technologies, Inc. (a)	352,292
		3,212,114
	SUPPORT ACTIVITIES
	FOR MINING - 0.5%
3,700	Schlumberger Ltd. (b)	335,849

	TEXTILE, APPAREL &
	LUXURY GOODS - 0.2%
1,200	NIKE, Inc. - Class B	122,004

The accompanying notes are an integral part of these financial statements.

IMAN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2015
(Classifications are based on the North American Industry Classification System)

Number of
Shares		Value
COMMON STOCKS - 99.3% (Continued)

	TRADING COMPANIES &
	DISTRIBUTORS - 1.1%
3,280	W.W. Grainger, Inc.	$788,282
	TOTAL COMMON STOCKS
	(Cost $58,393,758)	67,951,527
	Total Investments
	(Cost $58,393,758) - 99.3%	67,951,527
	Other Assets in Excess
	of Liabilities - 0.7%	488,881
	TOTAL NET ASSETS - 100.0%	$68,440,408

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
(a)	Non Income Producing
(b)	Foreign Issued Securities

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2015

Assets:
Investments, at value (cost $58,393,758)	$67,951,527
Cash	79,720
Receivable for investments sold	425,628
Receivable for capital shares sold	34,546
Dividends receivable	97,547
Other assets	22,052
Total Assets	68,611,020

Liabilities:
Payable to Adviser (Note 3)	57,272
Payable for professional fees	43,066
Payable for Trustees fees	1,006
Accrued expenses and other liabilities	69,268
Total Liabilities	170,612
Net Assets	$68,440,408

Net assets consist of:
Paid-in capital	$56,000,159
Accumulated net investment loss	(29,375)
Accumulated net realized gain on investments	2,911,855
Net unrealized appreciation on investments	9,557,769
Net Assets	$68,440,408

Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	6,005,437
Net asset value, redemption price and offering price per share	$11.40

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2015

Investment income:
Dividend income (Net of foreign withholding tax of $11,227)	$885,979
Total investment income	885,979

Expenses:
Advisory fees (Note 3)	636,158
Administration fees	68,622
Transfer agent fees and expenses	46,109
Legal fees	36,412
Fund accounting fees	33,706
Federal and state registration fees	29,102
Trustees’ fees and related expenses	18,349
Audit fees	12,999
Reports to shareholders	8,220
Custody fees	7,993
Other expenses	2,928
Total expenses	900,598
Net investment loss	(14,619)

Realized and unrealized gain on investments:
Net realized gain from security transactions	5,961,293
Change in net unrealized appreciation on investments	288,378
Realized and unrealized gain on investments	6,249,671
Net increase in net assets from operations	$6,235,052

The accompanying notes are an integral part of these financial statements.

IMAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	May 31, 2015	May 31, 2014
From operations:
Net investment loss	$(14,619)	$(46,929)
Net realized gain on investments	5,961,293	5,621,806
Change in net unrealized appreciation on investments	288,378	3,917,696
Net increase in net assets from operations	6,235,052	9,492,573

From distributions paid:
Net realized gain on investments	(7,032,880)	(1,918,859)
Net decrease in net assets resulting from distributions paid	(7,032,880)	(1,918,859)

From capital share transactions:
Proceeds from sale of shares	6,777,910	8,560,104
Net asset value of shares issued in reinvestment
of distributions to shareholders	6,991,051	1,906,543
Payments for shares redeemed	(3,752,022)	(4,025,734)
Net increase in net assets from capital share transactions	10,016,939	6,440,913

Total increase in net assets	9,219,111	14,014,627

Net assets:
Beginning of period	59,221,297	45,206,670
End of period (includes accumulated net investment loss
of $29,375 and $15,049, respectively)	$68,440,408	$59,221,297

The accompanying notes are an integral part of these financial statements.

IMAN FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended May 31,
	2015		2014	2013	2012	2011
Net asset value, beginning of period	$11.59		$9.99	$8.35	$8.97	$6.91

Income (loss) from investment operations:
Net investment loss(1)	(0.00	)(2)	(0.01)	(0.03)	(0.05)	(0.05)
Net realized and unrealized
gains (losses) on investments	1.13		2.02	1.67	(0.57)	2.11
Total from investment operations	1.13		2.01	1.64	(0.62)	2.06

Less distributions paid:
From net realized gain on investments	(1.32)		(0.41)	—	—	—
Total distributions paid	(1.32)		(0.41)	—	—	—

Net asset value, end of period	$11.40		$11.59	$9.99	$8.35	$8.97

Total return	10.22%		20.30%	19.64%	(6.91)%	29.81%

Net assets at end of period (000’s)	$68,440		$59,221	$45,207	$36,123	$34,912

Ratio of expenses to average net assets	1.42%		1.48%	1.59%	1.74%	1.75%

Ratio of net investment loss to average net assets	(0.02)%		(0.09)%	(0.36)%	(0.65)%	(0.65)%

Portfolio turnover rate	72.0%		71.7%	109.5%	96.9%	169.3%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS
May 31, 2015

1.Organization

Allied Asset Advisors Funds (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on January 14, 2000.  The Trust currently offers one series of shares to investors, the Iman Fund (the “Fund”), a diversified series of the Trust.  Allied Asset Advisors, Inc. (“AAA” or the “Adviser”), a Delaware corporation, serves as investment adviser to the Fund.

The Trust is authorized to issue an unlimited number of shares without par value, of each series.  The Trust currently offers one class of shares of the Fund.

The investment objective of the Fund is to seek growth of capital while adhering to Islamic principles. To achieve its investment objective, the Fund seeks investments that meet Islamic principles whose prices the Fund’s Adviser anticipates will increase over the long term. Under normal circumstances, the Fund invests its net assets in domestic and foreign securities chosen by the Adviser in accordance with Islamic principles. Islamic principles generally preclude investments in certain businesses (e.g., alcohol, pornography and gambling) and investments in interest bearing debt obligations.  Any uninvested cash will be held in non-interest bearing deposits or invested in a manner following Islamic principles.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates:  In preparing the financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation:  Investment securities are carried at fair value determined using the following valuation methods:

•	Equity securities listed on a U.S. securities exchange or NASDAQ for which market quotations are readily available are valued at the last quoted sale price on the valuation date.
•
Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the most recent quoted bid price.  The Fund did not hold any such securities during the year ended May 31, 2015.

•	Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser under direction of the Board of Trustees.

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

Summary of Fair Value Exposure at May 31, 2015

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2015

Level 2 -
Other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar instruments in markets that are not active, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs that are used in determining a fair value of an investment may include price information, credit data, volatility statistics, and other factors.  These inputs can be either observable or unobservable.  The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment or similar investments in the marketplace.  The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value.  The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations.  During these periods, the availability of prices and inputs may be reduced for many investments.  This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3.  These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$67,951,527	$—	$—	$67,951,527
Total*	$67,951,527	$—	$—	$67,951,527

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period for the Fund, as compared to their classification from the most recent annual report. It is the Fund’s policy to consider transfers into or out of Level 1, Level 2 or Level 3 as of the end of the reporting period.

Foreign Securities: Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  The Fund does not invest in securities of U.S. or foreign governments.

Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute all of its taxable income and net capital gains to shareholders.  Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2015, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expenses in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The statute of limitations on the Fund’s tax returns remains open for the years ended May 31, 2012 through May 31, 2015.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2015

As of May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$58,433,046
Gross tax unrealized appreciation	$10,838,844
Gross tax unrealized depreciation	(1,320,363)
Net tax unrealized appreciation	$9,518,481
Undistributed ordinary income	614,802
Undistributed long-term capital gain	2,306,966
Total distributable earnings	$2,921,768
Other accumulated losses	—
Total accumulated gain	$12,440,249

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions and mark-to-market on PFICs.

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.  For the fiscal year ended May 31, 2015, the Fund did not defer, on a tax basis, any post-October losses.

Distributions to Shareholders:  The Fund will distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities.  These income and gains distributions will generally be paid once each year, on or before December 31.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Year Ended	Year Ended
	May 31, 2015	May 31, 2014
Ordinary Income	$2,097,111	$747,674
Long-term capital gains	$4,935,769	$1,171,185

Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets.  These reclassifications have no impact on the net assets or net asset value of the Fund.  For the fiscal year ended May 31, 2015, undistributed net investment income was increased by $293; and accumulated net realized gain was decreased by $293.

Other:  Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of specific security lot identification.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Subsequent Events:  Management has evaluated the events and transactions that have occurred after May 31, 2015 and through the date the financial statements were issued. At a Board meeting held on April 20, 2015, the Board of Trustees of the Iman Fund (the “Board”) appointed Mr. Azam Nizamuddin as the Trust’s Chief Compliance Officer, as a replacement for Mr. Mohammed Basheeruddin.  At the same meeting, the Board appointed Mr. Saleh Obeidallah as the Trust’s Secretary, as a replacement for Mr. Mujeeb Cheema. These appointments are to be effective as of the date of the Trust’s Registration Statement update, which will be September 30, 2015.  No other events were identified requiring additional disclosure in these financial statements.

3.Investment Advisory and Other Agreements

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain officers and a Trustee of the Trust are affiliated, to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s daily average net assets.

For the year ended May 31, 2015, the Fund had advisory expenses of $636,158 and as of May 31, 2015, the Fund had $57,272 payable to the Advisor.

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2015

The Trust has a distribution agreement and a servicing agreement with Quasar Distributors, LLC (the “Distributor”).  Fees for such distribution services are paid to the Distributor by the Advisor.

4.Capital Share Transactions

Capital Share Transactions of the Fund for the year ended May 31, 2015, were as follows:

	Amount	Shares
Shares sold	$6,777,910	582,616
Shares reinvested	6,991,051	636,708
Shares redeemed	(3,752,022)	(324,889)
Net increase	$10,016,939	894,435

Shares Outstanding
Beginning of period		5,111,002
End of period		6,005,437

Capital Share Transactions of the Fund for the year ended May 31, 2014, were as follows:

	Amount	Shares
Shares sold	$8,560,104	780,479
Shares reinvested	1,906,543	170,379
Shares redeemed	(4,025,734)	(366,088)
Net increase	$6,440,913	584,770

Shares Outstanding
Beginning of period		4,526,232
End of period		5,111,002

5.Securities Transactions

During the year ended May 31, 2015, the cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $49,018,613 and $45,659,350, respectively. There were no purchases or sales of U.S. government securities for the Fund.

6.Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2015, the North American Islamic Trust (“NAIT”) held 63.3% of the Fund. NAIT is the parent company of the Advisor.

IMAN FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
Iman Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Iman Fund (the “Fund”) as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Iman Fund as of May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
July 28, 2015

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

In approving the continuance of the investment advisory contract between Allied Asset Advisors Inc. (the “Adviser”) and the Iman Fund (the “Fund”), the Board of Trustees of the Fund (the “Board”) was advised by, and the independent Trustees of the Board met in executive session with, independent legal counsel to discuss the duties of the Trustees in consideration of the continuance of the agreement.  The Board received and reviewed a substantial amount of information provided by the Adviser and third parties in response to the Board’s requests.  Based on its evaluation of the information provided, the Board, at a meeting held April 20, 2015, approved continuation of the investment advisory contract for a period through June 29, 2016.

The Board reviewed and analyzed various factors in considering the contract and reaching its conclusions, including each of the factors described below.

1.  Nature, Quality, and Extent of Services
The Board’s analysis of the nature, quality, and extent of the Adviser’s service to the Fund took into account the knowledge gained from the Board’s regular meetings with the Adviser throughout the prior year.  In addition, the Board reviewed information on the key personnel involved in providing investment management services to the Fund and the Adviser’s performance of services for the Fund, such as stock selection, adherence to the Fund’s investment restrictions, and monitoring compliance with applicable Fund policies and procedures.  The Board concluded that the nature, quality, and extent of the services provided by the Adviser to the Fund were appropriate and the Fund was likely to continue to benefit from services provided under its contract with the Adviser.

2.  Investment Performance of the Fund and the Adviser
In considering the performance of the Fund and the Adviser, the Board compared the Fund’s performance with that of a universe of greater than 1,000 U.S. large cap mutual funds, as determined by Morningstar, an independent data service provider.  The performance data was for one, three, five and ten year periods ended March 31, 2015.  The Board also compared the Fund’s performance for the three month and one, three, five and ten year periods ended March 31, 2015 with that of three benchmark indices:  the Dow Jones Islamic Market USA Index (the “IMUS”), the S&P 500 Index (the “S&P”) and the Russell 3000 Growth Index (the “Russell”).  In addition, the Board also compared the Fund’s performance for the three month, six month and one year periods ended March 31, 2015 with three other mutual funds that follow Islamic principles.

The Board considered that the Fund had outperformed the IMUS for all of the reported periods ended March 31, 2015.  Next, the Board considered that the Fund had outperformed the S&P for the three-month period ended March 31, 2015; and had underperformed the S&P for the one, five and ten year periods ended March 31, 2015.  The Board also considered that the Fund had underperformed the Russell for all of the reported periods ended March 31, 2015.

The Board considered that the Fund had outperformed two of Islamic principles peer funds for the three month and, with the exception of one of the funds, the six month and one year periods ended March 31, 2015, underperformed another of the Islamic peer funds for the three month, six month and one year periods ended March 31, 2015.  The Board also reviewed the Fund’s performance against its peer universe, noting that the Fund underperformed its peer universe median for the one, three, five and ten year periods.  The Board then discussed the principal reasons for the Fund’s underperformance in various periods.  During this discussion it was noted that, unlike other funds in the peer universe, the Fund does not invest solely in large capitalization securities, but also in other capitalizations, which is unlike a majority of the funds in the comparison.

After considering all the information, the Board concluded that, although past performance cannot be a guarantee of future performance, the Fund and its shareholders were benefiting from the Adviser’s investment management of the Fund.

IMAN FUND
DISCLOSURE REGARDING THE BOARD OF TRUSTEES
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited), (Continued)

3.  Costs of Services and Profits Realized by the Adviser
The Board examined the fee and expense information for the Fund as compared to that of other comparable funds and noted that the Adviser’s management fees, as a percentage of net assets, were in the fourth quartile of comparable funds and were higher than the peer group median reported by Morningstar.  The Board noted, however, that the Fund’s peer group average was also above the peer group median reported by Morningstar; and that the Fund’s special nature makes it distinct from most of the funds in its Morningstar peer group, which included many funds that are part of much larger families of funds and, therefore, realize economies of scale that the Fund does not.

In addition, the Board considered the Adviser’s costs in serving as the Fund’s investment adviser and manager.  The costs include those associated with the personnel and systems necessary to manage the Fund.  The Board noted that the Adviser had hired two additional employees, which may increase the Adviser’s personnel expenses.  The Board also considered the financial condition of the Adviser and, with the exception of the most recent year, the losses incurred by the Adviser.  An officer of the Adviser indicated that, while the Fund was profitable for the first time in the most recent year, the higher revenue was mostly due to the increase in Fund assets.  The Board also considered the Adviser’s ability to repay its parent company for a promissory note agreed upon on December 31, 2003.  The Board asked the Adviser whether the representation from the parent company indicating that the parent company would not call the note in the near future was still in effect.  An officer of the Adviser affirmed that this was still the case.  The Board also inquired as to whether the Fund would be viable for the Adviser if the parent company were to withdraw all, or substantially all, of its nearly 60 percent holding in the Fund.  An officer of the Adviser again affirmed that the Fund would remain viable at 40 percent of its current size.  The Board concluded that the management fee and the total expenses of the Fund were reasonable in light of the services provided and the performance the Fund achieved over various time periods, and that the other expenses of the Fund also were reasonable.

4.  Economies of Scale
The Board considered the extent to which the Fund’s management fee reflected economies of scale for the benefit of Fund shareholders.  The Board noted that because the Adviser was operating at a loss, up until the most recent year, and had a cumulative deficit, a discussion of economies of scale was not applicable with respect to the management fee received by the Adviser.

5.  Other Benefits to the Adviser
The Board considered benefits that accrue to the Adviser from its relationship with the Fund.  The Board noted that the Adviser did not employ soft-dollars and therefore did not derive research products or services from brokerage commissions paid by the Fund on its brokerage transactions.

After full consideration of the above factors as well as other factors, the Board, including all independent Trustees, unanimously concluded that approval of the Fund’s advisory contract was in the best interest of the Fund and its shareholders.

IMAN FUND
SUPPLEMENTAL INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is set forth below.  Each Trustee will serve until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal.  The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request by calling (877) 417-6161 or writing to Iman Fund, c/o Allied Asset Advisors, Inc., 721 Enterprise Drive, Suite 100, Oak Brook, IL 60523.

		No. of	Principal	Other
		Funds in	Occupation(s)	Trusteeships /
Name, Age, Address	Date First	Complex	during the past	Directorships
Position with Trust	Elected	Overseen	5 years	by Trustee
Bassam Osman*, 63	2000	1	1980 to present – Medical	None
721 Enterprise Drive, Suite 100			Doctor; 2000 to present –
Oak Brook, IL 60523			Portfolio Manager
Trustee and President			to the Fund
Abdalla Idris Ali, 65	2000	1	2011 to present –	None
721 Enterprise Drive, Suite 100			Secretary General of
Oak Brook, IL 60523			“ISNA Canada”; 2009 to
Independent Trustee			2011 – Deputy Secretary
General of ISNA Canada;
2007 to 2009 – Director,
Center for Islamic Education
in North America (CIENA)
Mohammed Kaiseruddin, 70	Chairperson	1	1973 to present –	None
721 Enterprise Drive, Suite 100	since 2006 and		Nuclear Engineer,
Oak Brook, IL 60523	Independent		Sargent & Lundy
Chairperson and	Trustee
Independent Trustee	since 2000
Muhammad Kudaimi, 58	2009	1	1988 to present –	None
721 Enterprise Drive, Suite 100			Medical Doctor
Oak Brook, IL 60523
Independent Trustee
Mohammad Basheeruddin, 64	Treasurer	1	2001 to present –	N/A
721 Enterprise Drive, Suite 100	since 2003 and		Accounting Manager,
Oak Brook, IL 60523	Chief Compliance		North American
Treasurer and	Officer		Islamic Trust
Chief Compliance Officer	since 2008
Mujeeb Cheema, 66	2003	1	2003 to present –	N/A
721 Enterprise Drive, Suite 100			Executive Director,
Oak Brook, IL 60523			North American
Secretary			Islamic Trust
*
This trustee is deemed to be an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of the Trust and is a director and officer of Allied Asset Advisors, Inc.

Tax Information

The Fund designates 44.2% of its ordinary income distribution for the year ended May 31, 2015 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2015, 32.9% of the dividends paid from net ordinary income for the Fund qualifies for the dividends received deduction available to corporate shareholders.

For the year ended May 31, 2015, 100% of the Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

IMAN FUND
ADDITIONAL INFORMATION
May 31, 2015

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 417-6161 or by accessing the Fund’s website at http://www.investaaa.com.  Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

Proxy Voting Record (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 417-6161.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The filing will be available, upon request, by calling (877) 417-6161.  Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

PRIVACY POLICY

In the course of servicing your account, we collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, parties to transactions, cost basis information, and other financial information.

•	Information collected from our website (including from the use of “cookies”)

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with industry standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your financial intermediary shares nonpublic personal information with nonaffiliated third parties.

INVESTMENT ADVISER
Allied Asset Advisors, Inc.
Oak Brook, Illinois

DISTRIBUTOR
Quasar Distributors, LLC
Milwaukee, Wisconsin

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
Cleveland, Ohio

ADMINISTRATOR, TRANSFER AGENT,
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
Milwaukee, Wisconsin

CUSTODIAN
U.S. Bank, N.A.
Milwaukee, Wisconsin

LEGAL COUNSEL
Latham & Watkins
Chicago, Illinois

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.  Read the Prospectus carefully before you invest or send money. The Prospectus contains important information about the Fund, including charges and expenses. The principal value of your investment will fluctuate and your shares may be worth less than your original cost. Quasar Distributors, LLC is the Distributor for the Fund.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The Registrant’s code of ethics is incorporated herein by reference to its form N-CSR filed on August 9, 2007.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2015	FYE 5/31/2014
Audit Fees	13,250	13,250
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2015	FYE 5/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2015	FYE 5/31/2014
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2007.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allied Asset Advisors Funds

By   /s/Bassam Osman
Bassam Osman, President

Date     August 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By   /s/Bassam Osman
Bassam Osman, President

Date     August 3, 2015

By   /s/Mohammad Basheeruddin
Mohammad Basheeruddin, Treasurer

Date     August 7, 2015